Exhibit 10.2

BILL OF SALE

THIS BILL OF SALE (this “Bill of Sale”) is dated as of this 27th day of December, 2023, by NEUBASE THERAPEUTICS, INC., a Delaware corporation (the “Transferor”) for the benefit of UNIVERSITY OF PITTSBURGH-OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION, a Pennsylvania non-profit corporation (the “Transferee”).

WITNESSETH:

WHEREAS, Transferor and 350 Technology Drive Partners, LLC (“Landlord”) are parties to that certain Lease Agreement dated as of October 2, 2020, as amended by that certain letter agreement dated as of December 28, 2020, as further amended by that certain First Amendment to Lease Agreement dated as of December 28, 2020, and as further amended by that certain Second Amendment to Lease Agreement dated as of April 21, 2021 (collectively, the “Neubase Lease”), pursuant to which Landlord leases to Transferor that certain space consisting of approximately fourteen thousand one hundred eighty-nine (14,189) rentable square feet known as Suite 421 (the “Premises”) in Landlord’s building located at 350 Technology Drive, Pittsburgh, PA 15219; and

WHEREAS, Transferor and Landlord have entered into that certain Lease Termination Agreement dated as of even date herewith (the “Lease Termination Agreement”), pursuant to which, inter alia, Transferor and Landlord have agreed to terminate the Neubase Lease effective as of 11:59 p.m. on February 29, 2024 (the “Termination Date”); and

WHEREAS, Landlord and Transferee entered into that certain Lease Agreement dated as of even date herewith (the “Transferee Lease”) pursuant to which, inter alia, Landlord will lease the Premises to Transferee commencing as of March 1, 2024; provided, Landlord has granted Transferee early access to the Premises commencing as of February 1, 2024 (the “Transfer Date”); and

WHEREAS, as a condition to Landlord entering into the Lease Termination Agreement and agreeing to terminate the Lease, Transferor has agreed to, inter alia, transfer to Transferee on the Transfer Date all of the furniture, fixtures and equipment located in the Premises as of the date hereof (collectively, the “FF&E”), as such FF&E is listed in Schedule A attached hereto and made a part hereof; and

WHEREAS, Transferee desires to accept the FF&E on the Transfer Date.

NOW, THEREFORE, Transferor, for and in consideration of One Dollar ($1.00), and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, does hereby absolutely and unconditionally grant, bargain, sell, transfer, assign and deliver unto Transferee on the Transfer Date all of Transferor’s right, title and interest in and to the FF&E. Transferor hereby represents and warrants to Transferee that (i) Transferor is the true and lawful owner of the FF&E as of the date hereof and will be the lawful owner of the FF&E on the Transfer Date, (ii) Transferor has the legal right to transfer the FF&E to Transferee on the Transfer Date, and (iii) the FF&E is being transferred to Transferee on the Transfer Date free and clear of any liens, restrictions, leases, security interests, claims, charges, mortgages, or encumbrances of any kind. Transferee acknowledges and agrees that, except as provided in the immediately preceding sentence, Transferor makes no representations or warranties to Transferee regarding the FF&E and the FF&E is transferred to Transferee on an “as is” basis. Transferor shall not remove any of the FF&E from the Neubase Premises on or prior to the Transfer Date. Except as otherwise set forth herein, the FF&E is being transferred to Transferee AS IS, WHERE-IS, with all faults and without warranty of any kind, express or implied, including any warranty of merchantability or fitness for any particular purpose.

TO HAVE AND TO HOLD the FF&E unto Transferee, its successors and assigns, to its own use and benefit forever.

[Signature Page Follows]

IN WITNESS WHEREOF, an intending to be legally bound hereby, Transferor has executed this Bill of Sale as of this 27th day of December, 2023.

NEUBASE THERAPEUTICS, INC., a Delaware corporation

By:	/s/ Dietrich Stephan
Name:	Dietrich Stephan
Title:	CEO

UNIVERSITY OF PITTSBURGH-OF THE COMMONWEALTH SYSTEM OF HIGHER EDUCATION, a Pennsylvania non-profit corporation

By:	/s/ David N. DeJong
Name:	David N. DeJong
Title:	Senior Vice Chancellor for Business and Operations

SCHEDULE A

FF&E

Chem Lab

Hoods	9 Chemical Fume Hoods
Benching	207 LF

Bio Lab

Hoods	1 Fume Hood
Benching	226 LF
Table	one rolling
Chairs	8 rolling

Tissue Culture Room

Hoods	4 Tissue Culture Hoods
Benching	24 LF

Utility/Freezer Room

None

Kitchen

Furniture
1 kitchen style table
3 chairs
1 hightop table
3 bar height chairs

Appliances
2 full size refrigerators
1 toaster oven
2 microwaves
1 coffee maker
IT Room
Misc. racks
Office Area

Offices - 8
8 desks
8 desk chairs
16 guest chairs
4 credenzas
8 file cabinets

Work Stations - 4
Four 6-person star shaped
24 chairs
one 6-person bench
6 hightop bench chairs
19 Filing Cabinets
2 portable whiteboards

Conference Room
one table
15 chairs
75” Screen

Huddle #1
One round table
6 chairs
60” screen

Huddle #2
one oval table
5 hightop chairs
60” screen

Huddle #3
couch
3 chairs
small coffee table
1 side table
60” screen

Open area
5 chairs
2 love seats
4 small coffee tables

Miscellaneous
8 lab chairs
2 eyewash stations
Wine refrigerator
Small refrigerator with beer taps
2 dishwashers
2 small laptop tables
Several whiteboards attached to walls